SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: February 23, 2001
(Date of earliest event reported)

Commission File No. 333-48720



                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                        21703
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Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)





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ITEM 5.    Other Events

                           Attached as an exhibit are the Computational
         Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Goldman, Sachs & Co. and Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------                                    -----------

     (99)                                       Computational Materials
                                                prepared by Goldman, Sachs & Co.
                                                and Banc of America
                                                Securities LLC in connection
                                                with Wells Fargo Asset
                                                Securities Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2001-5.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WELLS FARGO ASSET SECURITIES
                                              CORPORATION


February 23, 2001

                                             By:  /s/ Alan S. McKenney
                                                  ------------------------------
                                                  Alan S. McKenney
                                                  Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
   (99)                   Computational Materials                       P
                          prepared by Goldman, Sachs
                          & Co. and Banc of
                          America Securities LLC
                          in connection with
                          Wells Fargo Asset
                          Securities Corporation,
                          Mortgage Pass-Through
                          Certificates, Series 2001-5.